UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6[e][2])

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BERKSHIRE HATHAWAY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BERKSHIRE HATHAWAY INC.	Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

BERKSHIRE HATHAWAY INC. ANNUAL MEETING OF SHAREHOLDERS Saturday, May 3, 2025

CHI Health Center Omaha 455 North 10th Street Omaha, Nebraska

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 3, 2025.

Notice is hereby given that the Annual Meeting of Shareholders of Berkshire Hathaway Inc. will be held on May 3, 2025.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at	www.berkshirehathaway.com/eproxy

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 21, 2025 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends a vote FOR All Nominees:

1.  Election of Directors

01 Warren E. Buffett	05 Stephen B. Burke	09 Charlotte Guyman	12 Wallace R. Weitz
02 Gregory E. Abel	06 Kenneth I. Chenault	10 Ajit Jain	13 Meryl B. Witmer
03 Howard G. Buffett	07 Christopher C. Davis	11 Thomas S. Murphy, Jr.
04 Susan A. Buffett	08 Susan L. Decker

The Board of Directors Recommends a Vote Against Item 2.

2.	Shareholder proposal requesting that the Company publish a report regarding the costs and benefits of Berkshire Hathaway Energy’s voluntary environmental activities.

The Board of Directors Recommends a Vote Against Item 3.

3.	Shareholder proposal requesting that the Company disclose the highest NEO’s pay ratio.

The Board of Directors Recommends a Vote Against Item 4.

4.	Shareholder proposal requesting that the Company issue a civil rights and non-discrimination report.

The Board of Directors Recommends a Vote Against Item 5.

5.	Shareholder proposal requesting that the Board of Directors oversee an independent racial discrimination audit.

The Board of Directors Recommends a Vote Against Item 6.

6.	Shareholder proposal requesting that the Company designate a Board Committee to oversee the Company’s diversity and inclusion strategy.

The Board of Directors Recommends a Vote Against Item 7.

7.	Shareholder proposal requesting that the Company annually disclose its clean energy financing ratio.

The Board of Directors Recommends a Vote Against Item 8.

8.	Shareholder proposal requesting that the Board charter a new committee of independent directors to address risks associated with the development and deployment of AI across the Company’s operations.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/brk-a

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 11:59 p.m. (CT) on May 2, 2025.

•	Please have this Notice available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet/Mobile – Access the Internet and go to	www.investorelections.com/brk-a	. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at	paper@investorelections.com	with“BRK-A Materials Request” in the subject line.

   The email must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, including the shareholders meeting credential request form (on the reverse side),vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

The URL for the proxy materials is available under the “Important Notice Regarding the Availability of Proxy Materials” section of the enclosed Notice.

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the “To request paper copies of the proxy materials” section of the enclosed Notice.

Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Instructions on how can be found on the “Email” section of the enclosed Notice.

For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

Instructions for Mailing Credential Order Form:

1. Complete the Credential Order Form below.

2. Place the completed Order Form in an envelope.

3. Mail the envelope to:

Berkshire Hathaway Inc.

Attn: Mailing Credentials

3555 Farnam Street

Omaha, NE 68131

Please make sure to address envelope exactly as indicated above.

Berkshire Hathaway Inc.

2025 Shareholders Meeting

Credential Order Form

Saturday, May 3

Please send Credentials for the 2025 Shareholders

Meeting to the following address: (please print clearly)

Name

Address	# of Credentials

City, State

(Maximum of 4)
Zip

Meeting Credentials will NOT be returned via overnight delivery

(Regardless of payment arrangment).

MUST BE PLACED IN AN ENVELOPE FOR MAILING